Exhibit 99.1
DIAMOND OFFSHORE DRILLING, INC. RIG STATUS REPORT AS OF
February 4, 2010
RECENT COMMITMENTS — (See Body of Report For Contract Details/Date Changes and Other Information)

Ocean Columbia	Four wells
Ocean Voyager	Two wells plus option
Ocean Shield	one year

Rig Name	WD	Location	Status	Operator	Current Term	Dayrate ($000s)	Start Date	Est. End Date
Domestic Deepwater Semisubmersibles (7)
Ocean America	5,500’	GOM/Aust.	Prep and mobe	DODI			late Jan. 2010	mid May 2010
		Australia	Future Contract	Woodside	two-year term	mid 420’s	mid May 2010	mid May 2012
Ocean Victory(Note 1)	6,000’	GOM	Current Contract	ATP	continue six-well minimum	low 560’s	mid Nov. 2009	early Feb. 2010
		GOM	Future Contract	Newfield	two wells + unpriced option	low 300’s	early Feb. 2010	early May 2010
		GOM	Actively Marketing	DODI	Gap in contract		early May 2010	early Nov. 2010
		GOM	Contract Continuation	ATP	continue six-well minimum	low 560’s	early Nov. 2010	late Jan. 2011
		GOM	Actively Marketing	DODI	Gap in contract		late Jan. 2011	early Oct. 2011
		GOM	Contract Continuation	ATP	remaining days of one-year term	low 540’s	Q4 2011	early Q1 2012
Ocean Baroness	7,000’	GOM	Current Contract	Hess	term extension	mid 360’s	late Nov. 2007	mid April 2010
Ocean Endeavor	10,000’	GOM	Current Contract	Devon	four-year term + unpriced option	mid 290’s	early July 2007	late June 2011
Ocean Monarch	10,000’	GOM	Current Contract	Anadarko	four-year term + unpriced option	low 440’s	mid Sept. 2009	mid March 2013
Ocean Confidence	10,000’	GOM	Current Contract	Murphy	four-year term + unpriced option	low 510’s	late Feb. 2008	late March 2012
Ocean Courage	10,000’	GOM	Current Contract	Petrobras	five-year term (includes 50% of pot. 8% bonus)	low 410’s	mid Feb. 2010	late Feb. 2015

Note 1.	Victory — For a minimum of the first 240 days of the initial one-year contract period, Contract Drilling Revenue is to be recognized under normal GAAP accrual accounting at $540,000 per day, and additional contract dayrate of $20,000 is to be recognized as interest income over applicable periods reflecting deferred payment plan. The contract calls for $75,000 per day of the $560,000 contract dayrate to be paid on a current basis and the remaining $485,000 per day to be paid pursuant to an overriding royalty interest structure, as discussed in the Company’s Form 8-K that was filed on June 3, 2009. Remaining days under the initial one-year contract period will be deferred until approximately the fourth quarter of 2011, when the contract provides that the rig will be utilized by the operator at a dayrate of $540,000 payable in cash.

DIAMOND OFFSHORE DRILLING, INC. RIG STATUS REPORT AS OF
February 4, 2010

Rig Name	WD	Location	Status	Operator	Current Term	Dayrate ($000s)	Start Date	Est. End Date
Domestic 2nd Generation Semisubmersible (2)
Ocean Saratoga	2,200’	GOM	Current Contract	Taylor	410-day term	200- 210	early June 2009	mid July 2010
		GOM	Future Contract	Taylor	one-year extension	200- 210	mid July 2010	late June 2011
Ocean Voyager	3,200’	GOM	prep & mobe to GOM	DODI			early Feb. 2010	late Feb. 2010
		GOM	Future Contract	Walter	two wells + unpriced option	low 200’s	late Feb. 2010	late June 2010
Domestic Jack-ups (4)
Ocean Columbia	250’ IC	GOM	Maintenance	DODI			early Nov. 2009	mid Feb. 2010
		GOM	Future Contract	Chevron		mid 40’s	mid Feb. 2010	early May 2010
Ocean Spartan	300’ IC	GOM	Actively Marketing	DODI
		GOM	Special Survey	DODI			late Oct. 2010	mid Dec. 2010
Ocean Scepter	350’ IC	GOM	prepping for Arena	DODI				mid Feb. 2010
		GOM	Future Contract	Arena	six wells	low 80’s	mid Feb. 2010	early July 2010
Ocean Titan	350’ IC	GOM	Current Contract	Ankor Energy	90-day extension + unpriced option	mid 50’s	mid Jan. 2010	mid March 2010
		GOM	Intermediate Survey	DODI			early Dec. 2010	mid Dec. 2010

3

DIAMOND OFFSHORE DRILLING, INC. RIG STATUS REPORT AS OF
February 4, 2010

Dayrate
	WD	Location	Status	Operator	Current Term	($000s)	Start Date	Est. End Date
International Semisubmersibles (23)
Mexico
Ocean New Era	1,500’	GOM	Current Contract	PEMEX	2 1/2 year term	mid 260’s	late Oct. 2007	mid Feb. 2010
		GOM	Special Survey	DODI			mid Nov. 2010	late Dec. 2010
North Sea/Mediterranean
Ocean Nomad	1,200’	North Sea	Actively Marketing	DODI		0
Ocean Guardian	1,500’	en route	mobe for Desire	DODI		0	mid Oct. 2009	mid Feb. 2010
		Falkland Is.	Future Contract	AGR/Desire	minimum four wells	mid 240’s	mid Feb. 2010	early May 2010
		Falkland Is.	Future Contract	Rockhopper	two option wells from Desire	mid 240’s	early May 2010	late June 2010
Ocean Princess	1,500’	North Sea	Current Contract	Talisman	two-year term extension	upper 330’s	late Dec. 2008	late April 2010
		North Sea	Future Contract	Talisman	remainder Nomad contract	upper 330’s	late April 2010	early April 2011
		North Sea	Future Contract	Talisman	120-day additional term	mid 270’s	early April 2011	late July 2011
Ocean Vanguard	1,500’	North Sea	Current Contract	Statoil	2-year term ext. + unpriced option	mid 400’s	late April 2008	mid April 2010
		North Sea	Special Survey	DODI			mid April 2010	late June 2010
		North Sea	Future Contract	Statoil	three-year term + unpriced option	high 340’s	late June 2010	late June 2013
Ocean Valiant (Note 2)	5,500’	Angola	Current Contract	Total	two-year term	low 620’s	late Sept. 2009	late Sept. 2011
Australasia
Ocean Patriot	1,500’	Australia	Current Contract	Apache	two-year term + unpriced option	between 380-420	late Jan. 2009	late Jan. 2011
Ocean Epoch	3,000’	Australia	Current Contract	BHPB	550-day term + unpriced options	low 350’s	late Feb. 2009	late Aug. 2010
Ocean General	3,000’	Vietnam	Current Contract	PVEP	Approx. two-year term	high 250’s	mid Oct. 2008	early Oct. 2010
Ocean Rover	8,000’	Malaysia	Current Contract	Murphy	two-year term ext.	low 450’s	late Feb. 2009	late Feb. 2011
Ocean Valor	7,500’	Singapore	Commissioning/Marketing	DODI		0	early Oct. 2009	late Feb. 2010 + MOBE????
Note 2. Valiant — Dayrate subject to certain potential adjustments that are not expected to be material.

DIAMOND OFFSHORE DRILLING, INC. RIG STATUS REPORT AS OF
February 4, 2010

Dayrate
Rig Name	WD	Location	Status	Operator	Current Term	($000s)	Start Date	Est. End Date
Brazil
Ocean Ambassador	1,100’	Brazil	Current Contract	OGX	3-year term + unpriced option	low 260’s	mid Sept. 2009	mid Sept. 2012
Ocean Whittington	1,500’	Brazil	Current Contract	Petrobras	5-year term (includes 50% of pot.15% bonus)	low 240’s	late Jan. 2009	late Aug. 2012
Ocean Concord	2,200’	Brazil	Current Contract	Petrobras	5-year term (includes 50% of pot.15% bonus)	upper 240’s	early Jan. 2008	early Jan. 2013
Ocean Lexington	2,200’	Spain/Brazil	Prep, mobe & accept. test for OGX	DODI		0	early Sept. 2009	mid Feb. 2010
		Brazil	Future Contract	OGX	3-year term + unpriced option	mid 330’s	mid Feb. 2010	mid Feb. 2013
Ocean Yorktown	2,200’	Brazil	Current Contract	Petrobras	5-year term (includes 50% of pot.15% bonus)	low 250’s	mid Aug. 2008	mid Aug. 2013
Ocean Yatzy	3,300’	Brazil	Current Contract	Petrobras	5-year term (includes 50% of pot.10% bonus)	mid 250’s	early Oct. 2009	early Oct. 2014
Ocean Quest	4,000’	Brazil	Current Contract	OGX	2-year term + unpriced option	low 420’s	late Dec. 2009	mid Feb. 2010
		Brazil	Future Contract	OGX	2-year term + unpriced option	low 340’s	mid Feb. 2010	mid Feb. 2011
		Brazil	Resume Contract	OGX	2-year term + unpriced option	low 420’s	mid Feb. 2011	late Dec. 2011
Ocean Winner	4,000’	Brazil	Current Contract	Petrobras	4-year term (includes 50% of pot. 5% bonus)	mid 110’s	mid March 2006	early March 2010
		Brazil	Special Survey	DODI		0	early March 2010	mid June 2010
		Brazil	Future Contract	Petrobras	5-year term (includes 50% of pot.10% bonus)	mid 280’s	mid June 2010	mid June 2015
Ocean Worker	4,000’	Brazil	Current Contract	Petrobras	6-year term (includes 50% of pot.10% bonus)	mid 280’s	late Feb. 2009	late Feb. 2015
Ocean Alliance	5,000’	Brazil	Current Contract	Petrobras	4-year term (includes 50% of pot.20% bonus)	low 170’s	early Jan. 2009	mid Feb. 2010
			Intermediate Survey/Maint.	DODI	0		mid Feb. 2010	early May 2010
		Brazil	Future Contract	Petrobras	6-year term (includes 50% of pot.15% bonus)	mid 360’s	early May 2010	early May 2016
Ocean Star	5,500’	GOM/Brazil	Prep, mobe & acceptance test	DODI		0	late Oct. 2009	mid Feb. 2010
		Brazil	Future Contract	OGX	one year + unpriced option	low 340’s	mid Feb. 2010	mid Feb. 2011

DIAMOND OFFSHORE DRILLING, INC. RIG STATUS REPORT AS OF
February 4, 2010

Dayrate
Rig Name	WD	Location	Status	Operator	Current Term	($000s)	Start Date	Est. End Date
Brazil Cont.
Drillships (1)
Ocean Clipper	7,500’	Brazil	Current Contract	Petrobras	5-year term (includes 50% of pot.5% bonus)	mid 180’s	mid Dec. 2005	early March 2010
		Brazil	Intermediate Survey	DODI		0	early March 2010	early May 2010
		Brazil	Resume Contract	Petrobras	5-year term (includes 50% of pot.5% bonus)	mid 180’s	early May 2010	mid Dec. 2010
International Jack-ups (7)
Ocean Nugget	300’ IC	Mexico	Intermediate Survey	DODI		0	mid Jan. 2010	early Feb. 2010
		Mexico	Resume contract	Pemex	849 day term	mid 130’s	early Feb. 2010	late July 2011
Ocean Summit	300’ IC	Mexico	Current Contract	Pemex	476 day term	mid 130’s	late July 2009	mid Nov. 2010
Ocean King	300’ IC	Croatia	Current Contract	CROSCO	219-day bare-boat charter + option	low 50’s	mid Nov. 2009	late June 2010
Ocean Sovereign	300’ IC	Indonesia	Current Contract	Kodeco	15-month term + unpriced option	mid 140’s	early March 2009	late April 2010
Ocean Heritage	300’ IC	Gulf of Suez	Current Contract	SUCO	option exercised	low 60’s	late July 2009	early June 2010
Ocean Spur	300’ IC	Egypt	Current Contract	WEPCO	one-year term + option	mid 80’s	late Aug. 2009	mid Aug. 2010
		Egypt	Special Survey	DODI			mid Aug. 2010	late Sept. 2010
Ocean Shield	350’ IC	Australia	Current Contract	Petronas Carigali	term	mid 260’s	early Jan. 2009	late Feb. 2010
		Australia	Future Contract	Petronas Carigali	one well	mid 130’s	late Feb. 2010	mid April 2010
		Australia	Future Contract	Apache	one year	low 100’s	mid April 2010	mid April 2011

NOTES:	Rig utilization rates can be adversely impacted by additional downtime due to unscheduled repairs and maintenance, weather conditions and other factors. An LOI is subject to customary conditions, including the execution of a definitive agreement and as such may not result in a binding contract. Options are un-priced and any extension of contract is subject to mutually agreeable terms & conditions unless otherwise indicated. Mobe revenues (if any) and mobe expenses are deferred, and generally are amortized over the life of the contract. GOM = Gulf of Mexico.
On rig utilization, assume 95% for DP units, 96% for conventionally moored rigs, and 98% for jack-ups.

DIAMOND OFFSHORE DRILLING, INC. RIG STATUS REPORT AS OF
February 4, 2010
EXPECTED 2010 DOWNTIME — 10 DAYS OR LONGER* (Subject to Change)
# Days

Rig	Q1	Q2	Q3	Q4	Total	Comments
Shipyard — 5-Year Surveys/Maintenance
New Era				45	45	5-year survey
Spartan				50	50	5-year survey
Spur			39		39	5-year survey
Vanguard		80			80	5-year survey
Winner	28	82			110	5-year survey and steel replacement
Total 5-year Surveys					324

Intermediate Surveys/Maintenance
Alliance	49	61			110	uwild and thruster changeout
Clipper	21	34			55	uwild and maintenance
Columbia	41				41	uwild and maintenance
Confidence	31				31	Maintenance
Nugget	26				26	uwild
Titan				10	10
Total Intermediate Surveys					273

Contract Preparation/Mobe/Acceptance Testing
America	63	45			108	Cont. Contract prep, mobe, for Australia
Guardian	45				45	Cont. Contract prep, mobe for Falklands
Lexington	48				48	Cont. Contract prep, mobe, accept. test for Brazil
Scepter	41				41	Cont. Contract prep, mobe, for GOM
Star	45				45	Complete mobe, accept. test for Brazil
Voyager	52				52	Warm stacked, mobe to GOM for contract
Total Contract Prep.					339

New Rig Commissioning/Contract Prep
Courage	59				59	Final commissioning, accept. test
Valor	59	???			59	Final commissioning (+ undetermined mobe ???)
Other Total					118
Total	608	302	39	105	1,054	2009 actual downtime was 1,334 days

*	Does Not Include Cold Stacked Rigs (see following page for cold stacked units)
2011 Estimated Downtime = 345 days
5-year Surveys: Saratoga (50); Confidence (50); Epoch (50); Summit (35); Sovereign (35); Heritage (35); Nugget (35).
Intermediate Surveys: Princess (35); Scepter (10); Shield (10).
Survey Costs: During surveys, normal opex applies, plus additional costs.
Mobe Costs: Amortized mobe costs are offset by amortized mobe revenues.

DIAMOND OFFSHORE DRILLING, INC. RIG STATUS REPORT AS OF
February 4, 2010
COLD STACKED RIGS: 4 — (3 jack-ups, 1 semisubmersible)

Ocean Crusader	200' MC	GOM	Stacked	DODI
Ocean Drake	200' MC	GOM	Stacked	DODI
Ocean Champion	250' MS	GOM	Stacked	DODI
Ocean Bounty	1,500'	Malaysia	Stacked	DODI
Forward-Looking Statements: The rig status report may contain “forward-looking statements” within the meaning of Section 27A of the Securities Act of 1933, as amended, and Section 21E of the Securities Exchange Act of 1934, as amended. Forward-looking statements include, without limitation, any statement that may project, indicate or imply future results, events, performance or achievements, and may contain or be identified by the words “expect,” “intend,” “plan,” “predict,” “anticipate,” “estimate,” “believe,” should, “could,” “may,” “might,” “will,” “will be,” “will continue,” “will likely result,” “project,” “budget,” “forecast,” and similar expressions. Statements by the Company in the rig status report that contain forward-looking statements include, but are not limited to, statements regarding the current term, future dayrates, start and end dates and comments concerning future contracts and availability, letters of intent, utilization, surveys, downtime and other aspects of the Company’s drilling rigs, as well as statements concerning rigs being upgraded or to be upgraded and the revised Ocean Victory contract. Such statements are inherently subject to a variety of assumptions, risks and uncertainties that could cause actual results to differ materially from those anticipated or projected. A discussion of the risk factors that could impact these areas and the Company’s overall business and financial performance can be found in the Company’s reports and other documents filed with the Securities and Exchange Commission. These factors include, among others, general economic and business conditions, contract cancellations, customer bankruptcy, operating risks, casualty losses, industry fleet capacity, changes in foreign and domestic oil and gas exploration and production activity, competition, changes in foreign, political, social and economic conditions, regulatory initiatives and compliance with governmental regulations, customer preferences and various other matters, many of which are beyond the Company’s control. Given these concerns, investors and analysts should not place undue reliance on forward-looking statements. Each forward-looking statement speaks only as of the date of the rig status report, and the Company undertakes no obligation to publicly update or revise any forward-looking statement.